UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2023
FIRSTCASH HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10960	87-3920732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 West 7th Street, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 335-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FCFS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 8, 2023, FirstCash Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the 45,506,604 issued and outstanding shares of common stock entitled to vote at the meeting, 44,494,624 of the shares voted in person or by proxy, representing 97.77% of the total eligible voting shares.

The following four proposals were submitted to a vote of the Company's stockholders at the Annual Meeting of Stockholders and the final voting results for each proposal are set forth below.

1.	The stockholders elected the director nominees for a term of three years. The voting results are as follows:
		For	Withhold	Abstain	Broker Non-Votes
	Daniel E. Berce	38,774,692	2,697,673	1,044,197	1,978,062
	Mikel D. Faulkner	40,785,764	783,856	946,942	1,978,062
	Randel G. Owen	37,840,326	3,727,496	948,740	1,978,062

	The other directors with remaining terms are Messrs. Rick L. Wessel, James H. Graves and Douglas R. Rippel, who will continue to serve until the 2024 Annual Meeting of Stockholders, and Mr. Daniel R. Feehan, Ms. Marthea Davis and Ms. Paula K. Garrett, who will continue to serve until the 2025 Annual Meeting of Stockholders.

2.	The stockholders ratified the selection of RSM LLP as independent registered public accounting firm of the Company for the year ended December 31, 2023. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	44,431,606	43,939	19,079	—

3.	The stockholders approved, on an advisory basis, the compensation of the Company's named executive officers. The voting results are as follows:
	For	Against	Abstain	Broker Non-Votes
	41,271,115	1,215,764	29,683	1,978,062

4.	The stockholders approved, on an advisory basis, the frequency of executive compensation votes to be every one year The voting results are as follows:
	1 Year	2 Years	3 Years	Abstain
	41,367,333	7,874	1,115,770	25,585

	The Company has considered the stockholder vote regarding the frequency of stockholder advisory votes on executive officer compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2023	FIRSTCASH HOLDINGS, INC.
(Registrant)

/s/ R. DOUGLAS ORR
R. Douglas Orr
Executive Vice President and Chief Financial Officer
(As Principal Financial and Accounting Officer)

3